RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Bank United
Attention:  Trudy Burgeson
3200 Southwest Freeway, Suite 1900
Houston, Texas  77027


                                    DEED OF
TRUST,
SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND
RENTS, AND FIXTURE FILING (FINANCING
STATEMENT)

               Dated and effective as of
December 31, 1996


by

     EMERITUS CORPORATION, a Washington
corporation,
                               as Trustor and
debtor,


to

             CHICAGO TITLE INSURANCE COMPANY,
                                       as
Trustee,
                                 for the
benefit of

                                  BANK
UNITED,
                      as Beneficiary and
secured party

                    DEED OF TRUST, SECURITY
AGREEMENT,
         ASSIGNMENT OF LEASES AND RENTS, AND
         FIXTURE FILING (FINANCING STATEMENT)


     THIS DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE
FILING (FINANCING STATEMENT), dated and
effective as of December 31, 1996, by
EMERITUS CORPORATION, a corporation organized and existing under the laws of the State of Washington, the trustor and debtor hereunder
(together with its permitted successors and assigns, "Trustor"), whose address for all purposes hereunder is 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, to
CHICAGO TITLE INSURANCE COMPANY, a
corporation, as trustee (and any subsequent substitutes or successors thereto, "Trustee") whose address for all purposes hereunder is 2020 North Central Avenue, #300, Phoenix,
Arizona  85004, and BANK UNITED, the
beneficiary and secured party hereunder
(together with any subsequent transferee, assignee, holder or owner of the Obligations, "Beneficiary"), whose address for all purposes hereunder is 3200 Southwest Freeway, Suite 1900, Houston, Texas 77027.


     W I T N E S E T H:

     WHEREAS, THIS DEED OF TRUST (as defined
below) is given to secure all the obligations described in clauses (A) through (D) immediately below (which are sometimes hereinafter collectively referred to as the "Obligations"):

     (A)  the payment and performance of all
obligations of Trustor under that certain one
Promissory Note (as the same may hereafter be amended, modified, renewed or extended, the "Note"), dated of even date herewith, executed and delivered by Trustor as maker to Beneficiary pursuant to the Loan Agreement
(as defined below), in the original principal sum of up to Six Million Seven Hundred
Seventy-Five Thousand United States Dollars
($6,775,000), together with interest earned thereon, and such other payments and sums to be paid pursuant thereto at the rates and times, in the manner and according to the terms and conditions specified in the Note and the Loan Agreement; and

     (B)  the payment of all sums advanced by
Beneficiary to Trustor or to protect the Trust Property under or pursuant to this Deed of Trust, the Note, the Loan Agreement and any of the other Arizona Loan Documents (as defined in the Loan Agreement), with interest earned thereon at the rates specified therein; and

     (C)  the payment and performance of all
other obligations and agreements of Trustor contained in the Note, the Loan Agreement and the other Arizona Loan Documents and each obligation and agreement of Trustor incorporated by reference therein or herein, or contained therein or herein; and

     (D) any and all other indebtedness,
obligations and liabilities of any kind of the Trustor to the Beneficiary, now and hereafter existing, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, arising out of or respecting the loan evidenced by the Note.

     WHEREAS, this Deed of Trust is given
pursuant to the Loan Agreement, and each and every term and provision of the Loan
Agreement and the Note, including the rights, remedies, covenants, conditions, agreements, indemnities, representations and warranties of the Trustor therein (except for the governing law provisions thereof), are hereby incorporated herein by reference as though set forth in full herein and shall be considered a part of this Deed of Trust. A copy of the Loan Agreement and the Note are available for inspection by responsible parties at the offices of Beneficiary located at 3200 Southwest Freeway, Suite 1900,
Houston, Texas  77027.

     WHEREAS, Trustor is the fee owner of the real property described in Exhibit A attached hereto and made a part hereof;

     NOW, THEREFORE, with reference to the
foregoing recitals, which are incorporated into this Deed of Trust, in reliance thereon and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

     TRUSTOR DOES HEREBY IRREVOCABLY GRANT,
BARGAIN, SELL, CONVEY, CONFIRM, WARRANT,
PLEDGE, ASSIGN AND TRANSFER TO TRUSTEE AND
ITS SUCCESSORS, SUBSTITUTES AND ASSIGNS
FOREVER, IN TRUST, WITH POWER OF SALE, for the benefit of the Beneficiary and for the purposes and upon the terms and conditions hereinafter set forth, and grants a security interest to Trustee in and to, the following property, all whether now owned or hereafter acquired, and including replacements, additions, accessions, substitutions and products thereto (collectively, the "Trust
Property"):

     (i) The property located in Maricopa
County, Arizona as more particularly
described in Exhibit A attached hereto and by this reference made a part hereof
(collectively, the "Property"); and

     (ii) All Improvements and Equipment, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Property and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Obligations herein described to be secured by this Deed of Trust; and

     (iii) All Appurtenant Rights; and

     (iv)  All Leases and Rents; and

     (v)  All Accounts, General Intangibles,
Instruments, Inventory, Money, and (to the full extent assignable) Permits; and

     (vi)  All Tradenames; and

     (vii)  All Proceeds.

     "Trust Property", including each
component thereof, shall be expressly
interpreted as meaning all or, where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest of Trustor therein.

     AND without limiting any of the other
provisions of this Deed of Trust, Trustor expressly grants to Beneficiary, as secured party, a security interest in the portion of the Trust Property now owned or hereafter acquired which is, or which may be, subject to the provisions of the Uniform Commercial
Code as in effect from time to time in the State of Arizona (the "Commercial Code") which are applicable to secured transactions;
it being understood and agreed that the all Improvements and Equipment are part and parcel of the Property and appropriated to the use thereof and, whether affixed or annexed to the Property or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and mortgaged hereby.

     TO HAVE AND TO HOLD as provided herein
the above granted and described Trust
Property unto Trustee and its assigns,
substitutes and successors forever, and
Trustor hereby binds itself and its
successors and assigns to warrant and forever defend the Trust Property unto Trustee and Beneficiary and their assigns, substitutes and successors against the claim or claims of all parties claiming or to claim the same, or any part thereof.

     IN TRUST, WITH POWER OF SALE, as
security for the payment and performance of all of the Obligations.

     PROVIDED, HOWEVER, that if Trustor shall pay or cause to be paid in full to Beneficiary all monetary Obligations hereunder and under the Note on or before the date on which they are due and payable in accordance with the terms hereof and thereof, and in the manner stipulated herein and therein, all without deduction or credit for taxes or other charges paid by Trustor, and if Trustor shall have kept, performed and observed all the covenants and conditions contained in this Deed of Trust and all of the other Arizona Loan Documents, then
Trustee shall deliver to Trustor, all such documents, in recordable form, as shall be necessary to reconvey the Trust Property to Trustor and to release the Trust Property from the encumbrances created hereby, but otherwise this Deed of Trust shall remain in full force and effect.

     AND TO PROTECT THE SECURITY OF THIS DEED
OF TRUST, Trustor represents, warrants,
covenants and agrees as follows:


Article 1


DEFINITIONS


     1.1  DEFINITIONS.  Capitalized terms
used herein without definition shall have the respective meanings ascribed to them in the Loan Agreement. As used herein, the following terms shall have the following meanings:

     "ACCOUNTS" shall mean, to the extent
assignable by applicable Law, all accounts
(including accounts receivable) arising from the Property or the operation of the Facility, including but not limited to, rights to payment for goods sold or leased or for services rendered, not evidenced by an Instrument, and specifically including all receivables however denominated.

     "APPURTENANT RIGHTS" shall mean all
easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used in connection with, or located on, under or above the Property, or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any other Trust Property, or any part thereof.

     "ARIZONA LOAN DOCUMENTS" shall mean any
and all Arizona Loan Documents (as defined in the Loan Agreement) , as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "BENEFICIARY" shall have the meaning
provided in the recitals hereto.

     "COLLATERAL" shall have the meaning set
forth in Section 3.1 hereof.

     "COMMERCIAL CODE" shall have the meaning provided in the granting clauses hereof.

     "DEED OF TRUST" shall mean this Deed of
Trust, Security Agreement, Assignment of
Leases and Rents, and Fixture Filing
(Financing Statement), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "ENCUMBRANCES" shall mean any mortgage,
deed of trust, pledge, voluntary or
involuntary lien (whether statutory,
constitutional or contractual), encumbrance, easement, reservation, restriction, right of way or right of use, option, right of first refusal, right of redemption or other similar right, lease, assignment by way of security, hypothecation, security interest, conditional sale, capital lease or other title retention or security arrangement securing any debt, obligation, commitment, responsibility or liability of any person.

     "EQUIPMENT" shall mean fixtures and
equipment located on, attached to or used in connection with the Property or Facility, including, but not limited to, all beds, linen, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, rehabilitation equipment, and restaurant and kitchen equipment; provided, however, that with respect to any items which are leased and not owned, the Equipment shall include the leasehold interest only together with any options to purchase any of said items and any additional or greater rights with respect to such items which are hereafter acquired (but nothing herein shall permit the leasing of any Equipment except as otherwise expressly permitted herein or in the Loan Agreement unless Beneficiary's written consent is first obtained).

     "FACILITY" shall mean the residential
care institution/adult apartment facility located at the Property together with any other general or specialized care facilities, if any, now or hereafter operated by Trustor at the Property.

     "GENERAL INTANGIBLES" shall mean all
general intangibles and other intangible personal property arising out of or connected with the Property or the Facility (other than Accounts, Rents, Instruments, Inventory,
Money, Permits and Trade Names), including, without limitation, things in action, contract rights and other rights to payment of Money.

     "GOVERNMENTAL AUTHORITY" shall mean any
court, board, agency, commission, office or authority of any nature whatsoever for any governmental, judicial, legislative, executive, administrative or regulatory unit
(foreign, federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

     "IMPOSITIONS" shall mean all real estate and personal property taxes, construction and rental taxes, gross receipt taxes, water and sewer charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which at any time prior to, at, or after the execution hereof may be assessed, levied or imposed by, in each case, a Governmental Authority upon the Trust Property or the construction, ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing.

     "IMPROVEMENTS" shall mean all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, air conditioning equipment, carpeting and other floor coverings, water heaters, awnings and storm sashes, cleaning apparatus, signs, landscaping and parking areas, which are or shall be attached to the Property or said buildings, structures or improvements.

     "INDEBTEDNESS" shall mean, with respect
to any person (a) any debt of such person, contingent or otherwise, (i) for borrowed money, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase, obligations under a lease required to be capitalized for financial reporting purposes, or purchase money obligations or (ii) evidenced by a note, debenture, letter of credit or similar instrument given in connection with the acquisition of any property or assets; (b) any debt of others described in (a) above which such person has guaranteed or for which it is otherwise liable; and (c) any amendment, renewal, extension or refunding of any such debt.

     "INSTRUMENTS" shall mean all
instruments, chattel paper, documents or other writings obtained from or in connection with the operation of the Property or the Facility (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files relating thereto).

     "INVENTORY" shall mean all inventory
from time to time used at the Facility,
including, but not limited to, food,
beverages, other comestibles, soap, paper supplies, medical supplies, drugs and all other such goods, wares and merchandise held for sale to or for consumption or use by guests or residents of the Property or the Facility, including all such goods that are returned or repossessed.

     "LAWS" shall mean any order, writ,
injunction, decree, demand, judgment, ruling, decision, determination, award, law, statute, ordinance, code, rule, regulation, standard, requirement, criteria, interpretation, or
Permit of any Governmental Authority, or any binding agreement with any Governmental
Authority.

     "LEASES" shall mean any and all leases,
residency agreements, rights of occupancy or residence, or, to the extent of the interest therein of Trustor, subleases or sub-subleases, licenses, concessions or other agreements (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of the Trust Property, and all modifications, amendments or other agreements relating to such leases, residency agreements, rights of occupancy or residence, subleases, sub-subleases, or other agreements, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

     "LOAN AGREEMENT" shall mean the Loan
Agreement, dated the date hereof, between Beneficiary and Trustor, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "MONEY" shall mean all monies, cash,
rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of the Facility.

     "NOTE" shall have the meaning provided
in the recitals hereto.

     "OBLIGATIONS" shall have the meaning
provided in the recitals hereto.

     "PERMITS" shall mean all licenses,
permits, certificates, approvals,
authorizations and registrations obtained from any governmental or quasi-governmental authority and used by Trustor in connection with the ownership, operation, use or occupancy of the Property or the Facility, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights.

     "PERMITTED ENCUMBRANCES" shall have the
meaning set forth in Section 2.1(a) hereof.

     "PROCEEDS" shall mean all proceeds
(whether cash or noncash, moveable or
immoveable, tangible or intangible),
including proceeds of insurance and
condemnation, from the sale, exchange,
transfer, collection, loss, damage,
disposition, substitution or replacement of any of the Trust Property.

     "RENTS" shall mean all rent, revenues,
income and other payments of whatever nature from time to time payable pursuant to any lease of the Property or the Facility, or any part thereof, including, but not limited to, leases of individual apartments or units to residents and leases of retail space or other space at the Property for businesses such as newsstands, barbershops, beauty shops, physicians' offices, pharmacies and specialty shops.

     "SALE" shall have the meaning set forth
in Section 2.1(b) hereof.

     "TRADE NAMES" shall mean any and all
names, in all forms and variations, used in connection with the Trust Property, and all trademarks, trade names, and trade dress associated therewith, including without limitation, "Scottsdale Royale" and "Villa
Ocotillo".

     "TRUST PROPERTY" shall have the meaning
provided in the granting clauses hereof.

     "TRUSTEE" shall have the meaning
provided in the recitals hereto.

     "TRUSTOR" shall have the meaning
provided in the recitals hereto.

     1.2  PRINCIPLES OF CONSTRUCTION.  All
references to sections, schedules and
exhibits are to sections, schedules and
exhibits in or to this Deed of Trust unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular provision of this Deed of Trust.
All meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

     1.3  HEADINGS.  The Article and Section
titles herein are inserted for convenience of reference only and shall in no way alter, modify, define, or be used in construing, the text of such Articles or Sections.

     1.4  PRONOUNS AND PLURALS.  All pronouns
used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require, and the singular form of nouns, pronouns and verbs shall include the plural, and vice versa, whichever the context may require.



Article 2

          COVENANTS OF TRUSTOR; INCORPORATION
OF
     REPRESENTATIONS, WARRANTIES AND
COVENANTS


     2.1  COVENANTS OF TRUSTOR.  Trustor
hereby covenants and agrees with Beneficiary that:

          (a)  it shall not create, incur,
assume or suffer to exist any Encumbrance on any Trust Property or any part thereof, except the following (collectively,
"Permitted Encumbrances"):

               (i)  All Liens to title
permitted by the terms of the
Loan Agreement;

               (ii) Encumbrances created by
the Arizona Loan
Documents; and

               (iii) Other Encumbrances
permitted by the Loan
Agreement.

          (b)  it shall not sell, convey,
transfer, assign or otherwise relinquish the Trust Property or any part thereof, or any interest therein (hereinafter, a "Sale") without the consent of the Beneficiary and as otherwise permitted by the Loan Agreement;

          (c)  it shall pay when due all of
its monetary obligations under the Note, the Loan Agreement, this Deed of Trust and the other Arizona Loan Documents, including all charges, payments, fees, obligations and principal of, and interest on, any future advances secured by this Deed of Trust, and shall perform all of its non-monetary obligations under, and otherwise comply with all of the terms of the Note, this Deed of Trust, the Loan Agreement and all other
Arizona Loan Documents; and

          (d)  no portion of the Trust
Property shall be located in a Community
Facilities District without the consent of the Beneficiary.

     2.2  INCORPORATION BY REFERENCE OF
REPRESENTATIONS, WARRANTIES AND COVENANTS;
CROSS DEFAULT.

          (a)  Each and every representation,
warranty, covenant and indemnity contained in
Article VI of the Loan Agreement (except for any choice of law provision conflicting with the provisions of Section 7.23 below) are hereby incorporated herein by reference as though set forth in full herein and shall be considered a part of this Deed of Trust.

          (b)  Without limiting any Event of
Default contained in the Loan Agreement or Arizona Loan Documents incorporated herein by reference, the failure of Trustor as borrower to pay any Indebtedness to Beneficiary as lender under that certain one promissory note
(as the same may hereafter be amended,
modified or extended), dated of even date herewith, made by Trustor as borrower to the order of Beneficiary as lender, in the original face amount of up to Five Million
Five Hundred Thousand Dollars ($5,500,000)
(the "Florida Note"), after giving effect to any applicable grace period or cure period; or the occurrence of any default or event of default under the Florida Note or any other Florida Loan Document (as defined in the Loan Agreement), shall, at Beneficiary's option, constitute a default under this Deed of Trust and the other
Arizona Loan Documents. Notwithstanding anything in this Deed of Trust to the contrary, this Deed of Trust shall not secure any Indebtedness, obligation or liability created by or arising from the Florida Note or the other Florida Loan Documents or any interest, premiums or other amounts, if any, thereon; the limitation to not cross-collateralize the Florida Note or the other
Florida Loan Documents by this Deed of Trust being absolute in all respects.
                            Article 3
                              SECURITY
AGREEMENT

          3.1  Rights to Collateral under the
Commercial Code. This Deed of Trust is both a real property deed of trust, and a "security agreement" within the meaning of the Commercial Code. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust
Property. Trustor, by executing and
delivering this Deed of Trust, hereby grants to Trustee and Beneficiary, as security for the Obligations, a security interest in the Trust Property now owned and hereafter acquired to the fullest extent that the Trust
Property may be subject to the Commercial
Code (said portion of the Trust Property so subject to the Commercial Code being called in this Article 3 the "Collateral"). If an Event of Default shall occur and be continuing, each of Trustee and Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary or Trustee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary or Trustee, Trustor shall, at its expense, assemble the Collateral and make it available to Beneficiary or Trustee at a convenient place acceptable to Beneficiary or Trustee. Trustor shall pay to Beneficiary and Trustee on demand any and all expenses, including all expenses and reasonable fees of attorneys, incurred or paid by Beneficiary and Trustee in protecting their interest in the Collateral and in enforcing their rights hereunder with respect to the Collateral.
Any notice of sale, disposition or other intended action by Beneficiary or Trustee with respect to the Collateral sent to Trustor in accordance with the provisions hereof at least five (5) business days prior to such action, shall, except as otherwise provided by applicable Law, constitute reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, shall, except as otherwise required by applicable Law, be applied by Beneficiary or Trustee to the payment of the Obligations in accordance with Section 6.4 hereof.

     3.2  FIXTURE FILING.  This Deed of Trust
is intended to constitute a financing
statement filed as a fixture filing in
accordance with the applicable provisions of the Commercial Code. The debtor is the Trustor and the secured party is the Beneficiary and their addresses are those set forth at the beginning of this Deed of Trust. Certain of the Trust Property is or will become "fixtures" (as that term is defined in the Commercial Code) on the Property, described or referred to in this Deed of Trust, and this Deed of Trust, upon being filed for record in the real estate records of the County where the Trust
Property is located, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the Commercial Code upon such of the Trust
Property that is or may become fixtures.

     3.3  PRINCIPAL PLACE OF BUSINESS.
Trustor represents and warrants that the principal place of business of Trustor and the place where Trustor's books and records in respect of the Trust Property are kept is the address of Trustor first set forth above.


                                    Article 4

         ASSIGNMENT OF LEASES AND RENTS

     4.1  ASSIGNMENT AND AUTHORITY TO COLLECT
RENTS.

          (a)  Trustor does hereby absolutely
and unconditionally assign to Beneficiary all present and future Leases and Rents, and this Assignment constitutes a present, immediate and absolute assignment and is intended to be unconditional and not as an assignment for additional security only. It is further intended that it not be necessary for Beneficiary to institute legal proceedings to enforce the provisions hereof. Trustor hereby authorizes Beneficiary or its agents to collect the aforesaid Rents; provided, however, that prior to notice from Beneficiary to Trustor of an Event of Default by Trustor hereunder or under any other
Arizona Loan Document and subject at all times to the trust created below, Trustor shall have a revocable license, but limited as provided in this Deed of Trust and in any of the other Arizona Loan Documents: (i) to collect, in trust as trustee for the benefit of Beneficiary only, all of the Rents for not more than one monthly installment in advance, other than a prepayment of the final monthly installment of Rent under any Lease or the security or other deposit under any Lease, and Trustor may receive and thereafter use such Rents for Trustor's account, subject to any requirements contained in the Loan
Agreement; and (ii) to otherwise deal with, and enjoy the rights of the lessor under and with respect to the Leases and the Rents, subject to any requirements contained in the Loan Agreement. Any Rents held or received by Trustor at any time shall be held or received by Trustor in trust as trustee for the benefit of Beneficiary only.

          (b)  Upon an Event of Default, and
without the necessity of Beneficiary entering upon or taking and maintaining full control of the Trust Property in person, by agent, by court-appointed receiver or otherwise, the license referred to in Subsection 4.1(a) above shall immediately be revoked and Beneficiary shall have the right, at its option, to exercise all rights and remedies contained in this Deed of Trust and the other Arizona Loan
Documents, or otherwise available at law or in equity. Trustor hereby authorizes and directs any lessee under any of the Leases and any successor to all or any part of the interests of any such lessee to pay to Beneficiary the Rents due and to become due under the Leases after an Event of Default.
A demand on any lessee made by Beneficiary for such payment of Rents in connection therewith shall be sufficient warrant to the lessee to make future payments of Rents to Beneficiary without the necessity for further consent by the Trustor. Trustor agrees that upon the occurrence of an Event of Default
(i) each lessee under any of the Leases shall have the right to rely upon any such request by Beneficiary, (ii) each lessee shall pay such Rents to Beneficiary without any obligation or right to inquire as to whether such Event of Default actually exists and notwithstanding any notice from or claim of Trustor to the contrary, (iii) Trustor shall have no right to claim against any lessee for any such Rents so paid by the lessee to Beneficiary and (iv) Beneficiary shall be entitled to collect, receive and apply all Rents regardless of when and to whom such Rents are and have been paid and regardless of the form or location of such Rents.

          (c)  The license referred to in
Subsection 4.1(a) above shall at all times be subject to Beneficiary's rights to cause a receiver to be appointed in accordance with the other provisions of this Deed of Trust or the other Arizona Loan Documents.

     4.2  COLLECTION AND APPLICATION OF
RENTS.  Upon or at any time after the
occurrence and during the continuance of an Event of Default, Beneficiary may, at its option, without waiving such Event of Default, without regard to the adequacy of the security for the Obligations, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without taking possession of the Trust Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past-due and unpaid, for application to the payment of the Obligations in such manner and order as Beneficiary, in its reasonable discretion, may determine, subject, however, to the terms of the Loan Agreement. The exercise by Beneficiary of the option granted it in this Section 4.2 and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any event of default by Trustor under this Deed of Trust or any other Arizona
Loan Documents.

     4.3  RECEIVER'S COLLECTION OF RENT.
Trustor has concurrently herewith executed and delivered for the benefit of Beneficiary a separate Absolute Assignment of Rents and Leases

providing, inter alia, for the appointment of a receiver in accordance with Section 5(a) thereof. Trustor acknowledges that a receiver may be appointed pursuant to such Absolute Assignment of Rents and Leases, or pursuant to this Deed of Trust, or in accordance with the provisions of
Ariz. Rev. Stat. 33-806, or otherwise,
irrespective of whether or not any judicial or nonjudicial foreclosure of this Deed of Trust has been instituted. Trustor acknowledges that in the event of a conflict between this Deed of Trust and the Absolute
Assignment of Rents, the provision granting
Beneficiary the greatest protections,
benefits and remedies shall control.

     4.4  LIMITATION ON LIABILITY; INDEMNITY.
Beneficiary and Trustee shall not be
obligated to perform or discharge any
obligation, duty or liability of Trustor under any of the Leases by reason of this
Article 4, and Trustor shall, and hereby agrees to indemnify Beneficiary and the Trustee for, and to hold Beneficiary and the Trustee harmless from and against, any and all claims, liability, expenses, taxes, losses or damages which may or might be asserted against or incurred by Beneficiary or Trustee, as the case may be, solely by reason of Beneficiary's status as an assignee
(as opposed to Beneficiary's status as
mortgagee in possession in the event
Beneficiary takes possession of the Trust
Property) pursuant to the Assignment of
Leases and Rents contained herein.  Should
Beneficiary or Trustee incur any such claim, liability, expense, tax, loss or damage due to the events in the preceding sentence, the amount thereof, including all expenses and reasonable fees of attorneys, shall constitute Obligations secured hereby, and
Trustor shall reimburse Beneficiary or
Trustee, as the case may be, therefor
immediately upon demand. Provided, however, notwithstanding anything herein to the contrary, in no event shall Trustor be liable to Beneficiary or Trustee or their respective agents, employees, officers or servants for any claims, liabilities, expenses, taxes, losses or damages which arise from or are the result of the gross negligence or willful misconduct of Trustee or Beneficiary or their respective agents, employees, officers or servants.

     4.5  TRUSTOR'S COLLECTION OF RENTS.  The
payment of the Rents to accrue for any
portion of the Trust Property will not be waived, released, reduced, discounted or otherwise discharged or compromised by
Trustor except as permitted in the Loan
Agreement. Trustor shall not exercise any rights of set off against any person in possession of any portion of the Trust
Property in degradation of Beneficiary's rights hereunder. Trustor agrees that it will not assign any of the Rents except in connection with or as permitted by the other
Arizona Loan Documents.

     4.6  BENEFICIARY'S ADDITIONAL RIGHTS.
Beneficiary may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Trustor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.



Article 5

                    ENVIRONMENTAL MATTERS.

     Trustor hereby covenants and agrees to
perform each obligation, covenant and
indemnity of Trustor contained in that
certain Certificate and Indemnification
Regarding Hazardous Substances by Trustor to
Beneficiary of even date herewith relating to the Trust Property, which is incorporated herein by reference.



Article 6

     DEFAULT, FORECLOSURE AND OTHER REMEDIES

     6.1  REMEDIES.  The Loan Agreement
contains provisions for the acceleration of the maturity of the Note upon the happening of certain Events of Default (as defined therein). Upon the commencement and during the continuance of an Event of Default, Beneficiary may also, at its election, through the Trustee or otherwise, without notice to or demand upon Trustor except as expressly required by the Loan Agreement, without releasing Trustor from any obligation under the Loan Agreement or any other Arizona
Loan Document and without waiving any rights
Beneficiary may have hereunder or thereunder or impairing any notice of an Event of Default or election to cause the Trust
Property to be sold or any sale proceeding predicated thereon:

          (a)  demand, collect or realize
upon all or any part of the Trust Property and assemble or require Trustor to assemble all or any part of the Trust Property;

          (b)  commence, appear in or defend
any action or proceeding purporting to affect all or any part of the Trust Property or the interests, rights, powers or duties of Beneficiary therein, whether brought by or against Trustor, Trustee or Beneficiary;

          (c)   pay, purchase, contest or
compromise any claim, Imposition, debt, lien, charge or encumbrance which in the judgment of Beneficiary may adversely affect the Trust
Property or the interest, rights, powers or duties of Beneficiary or Trustee therein;

          (d)  in such manner and to such
extent as Beneficiary
may deem necessary or proper to protect the Trust Property or the interests, rights, powers or duties of Beneficiary therein, prior, concurrently or subsequent to the institution of any judicial or nonjudicial foreclosure proceedings, enter into and upon the Trust Property or any other property at which the Trust Property may be located and take and hold exclusive possession of all or any portion of the Trust Property without interference from Trustor, including all books, papers and accounts relating thereto, and exclude Trustor from the Trust Property, and whether or not a receiver has been appointed pursuant to Section 6.3 hereof, operate, manage and control the Trust
Property and conduct the business, if any, thereof, either itself or by other persons and with full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the income, Rents, issues, profits and proceeds of the Trust
Property, including, without limitation, actions for recovery of rent, actions in forcible detainer, and actions in distress for rent, all without notice to Trustor; and rent and lease the Trust Property, cancel or terminate any Lease for any cause or on any ground which would entitle Trustor to cancel the same, extend or modify any Lease, perform such acts of repair or protection as Beneficiary may reasonably deem necessary or proper to conserve the value of the Trust
Property, and collect and apply any and all income, Rents, issues, profits and proceeds from the Trust Property all in accordance with the terms hereof, subject to the terms of the Loan Agreement, it being understood that the collection or receipt of income, Rents, issues, profits or proceeds from the Trust Property after an Event of Default shall not affect or impair any notice of an Event of Default or election to cause the Trust Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the collection or receipt of any such income, Rents, issues, profits and proceeds;

          (e)  exercise the power of sale
provided for in this Deed of Trust, in any manner permitted by Law or, at its option, foreclose this Deed of Trust in the manner provided by applicable Law for the foreclosure of mortgages on real property.
In exercising the power of sale provided for in this Deed of Trust, Beneficiary may, without demand on Trustor except as otherwise required by applicable Law, sell the Trust
Property at the time and place of sale fixed by it in such notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction, provided that Beneficiary shall have the right to bid for such Trust Property on the same terms as those of third parties to whom such Trust Property has been offered at such sale (but the amount of the Obligations shall be reduced only to the extent of the actual proceeds received by Beneficiary or of the amount of the bid by Beneficiary (in the case of a sale of Trust Property to Beneficiary) at such sale), subject to applicable Law.
Beneficiary (by and through Trustee) may postpone sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Any person, including Trustor or Beneficiary, may purchase at such sale or sales.

Without limiting the foregoing:

               (i)  In connection with any
sale or sales hereunder, Beneficiary shall be entitled to elect to treat any of the Trust
Property which consists of a right in action or which is property that can be severed from the Trust Property covered hereby or any improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable Law, separate and apart from the sale of the Trust Property.
Beneficiary shall be entitled to elect to proceed against all or any portion of the Trust Property, in such order and manner as is now or hereafter permitted under applicable Law;

               (ii)  If the Trust Property
consists of several lots, parcels or items of property, Beneficiary (by and through
Trustee), subject to applicable Law, (A) shall designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) may elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Beneficiary designates.
Should Beneficiary desire that more than one sale or other disposition of the Trust
Property be conducted, Beneficiary, subject to applicable Law, may cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Beneficiary may designate, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Trust Property not sold until all the Obligations hereby secured have been paid in full. If Beneficiary elects to dispose of the Trust Property through more than one sale, except as otherwise provided by applicable Law, Trustor agrees to pay the reasonable costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

          (f)  enforce its rights under any
other Arizona Loan Document irrespective of whether or not any judicial or nonjudicial foreclosure of this Deed of Trust has been instituted or completed;

          (g)  take over and direct
collection of the Rents that are included in the Trust Property and the proceeds thereof, direct persons obligated to pay Rent to make payments as Beneficiary, in its sole discretion, may determine, subject to
Section 4.2 hereof and to the terms of the Loan Agreement;

          (h)  take control of any and all of
the Rents, Accounts, and other Trust Property and Proceeds arising from any such contractual and other rights and enforce collection, either in the name of Beneficiary or in the name of Trustor, of any or all of the Rents, Accounts, and other

Trust Property and Proceeds thereof by suit or otherwise, and receive, receipt for, surrender, release or exchange all or any part thereof or compromise, settle, extend or renew (whether or not longer than the original period) any debt thereunder, subject to any limitations contained in the Loan
Agreement;

          (i)  endorse in the name of Trustor
any instrument, howsoever received by
Beneficiary, representing Trust Property or
Proceeds of any of the Trust Property;

          (j)  subject to the provisions of
Article 3 hereof, exercise all the rights and remedies granted to a secured party under
Article 9 of the Commercial Code and all other rights and remedies given to Beneficiary by this Deed of Trust or any other Arizona Loan Document or otherwise available at law or in equity; and

          (k)  declare the entire
Indebtedness secured hereby, and all interest thereon and all advances made by Beneficiary hereunder and Obligations in respect hereof, immediately due and payable, terminate any obligation to lend under the Note or Loan
Agreement, and exercise all additional rights accruing to it under this Deed of Trust.
Trustee and Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this
Section 6.1, and, except as otherwise
required by applicable Law or the Loan
Agreement, any of the actions referred to in this Section 6.1 may be taken irrespective of whether any notice has been given and without regard to the adequacy of the security for the Obligations. Beneficiary shall have the right from time to time to take other action to recover any sum or sums which constitute a part of the Obligations as such sum or sums become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure or sale, or any other action, by reason of an Event of Default by Trustor existing at the time such earlier action was commenced. The reasonable costs and expenses
(including, without limitation, all expenses and reasonable fees of attorneys) of Beneficiary, Trustee and Beneficiary's agents incurred in connection with the preservation, collection and enforcement of this Deed of Trust or of the liens granted hereby (whether suit be brought or not, and at all pre-trial, trial and appellate levels, including, without limitation, in connection with any bankruptcy proceedings), including, without limitation, any amounts advanced by
Beneficiary to protect or preserve the Trust
Property, shall constitute additions to the Obligations and shall be secured hereby, and Trustor covenants and agrees to pay them to the order of Beneficiary (or Trustee, as the case may be) promptly upon demand.

     6.2  RESCISSION OF NOTICE OF EVENT OF
DEFAULT. Beneficiary, at any time before the sale, may rescind any statutory notice of default or Event of Default and its election to cause any Trust Property to be sold. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, shall not impair the right of Beneficiary to cause any Trust Property to be sold as a result of such or any subsequent
Event of Default and shall not otherwise affect any provision, agreement, covenant or condition of this Deed of Trust, the Loan
Agreement or any other Arizona Loan Document or the rights, obligations or remedies of the parties hereunder or thereunder.

     6.3  APPOINTMENT OF RECEIVER.  Upon the
occurrence and during the continuance of an Event of Default, Beneficiary, as a matter of absolute right, and without regard to the revocable license contained in Article 4 hereof or the value of the Trust Property or any other security for the Obligations secured by the Trust Property at such time or the interest of Trustor in the Trust Property or the insolvency of any party bound for payment and performance of such Obligations, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Property, and Trustor hereby irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as receiver or receivers and exercise all such powers until the date of sale of the Trust Property unless such receivership is sooner terminated.

     6.4  APPLICATION OF PROCEEDS.

          (a)  To the extent permitted by
applicable Law and except as otherwise
required by applicable Law, all proceeds received from the sale or other disposition of any portion of the Trust Property pursuant to this Deed of Trust shall be applied by Beneficiary in accordance with the following priorities:

     FIRST: to the costs and expenses of the sale or other disposition of the Trust
Property, including, without limitation, the fees and expenses incurred by Beneficiary and Trustee in connection with the services of attorneys, appraisers, environmental consultants and engineers and other experts;
costs and expenses incurred by Beneficiary and Trustee in enforcing and preserving their rights under the Arizona Loan Documents; and a sheriff or auctioneer's fee if such expense has been incurred;

     SECOND:  to the satisfaction of all
interest and late charges payable on the Note;

     THIRD:  to the satisfaction of all
principal payable on the Note;

     FOURTH:  to the satisfaction of all
Obligations then outstanding (including those that relate to money advanced hereunder with respect to the Trust Property) other than those set forth in clause First, Second and Third above; and

     FIFTH:  to the payment to whomsoever
shall be entitled thereto under applicable
Law.

          (b)  If Beneficiary shall be
ordered, in connection with any bankruptcy, insolvency or reorganization of Trustor, to restore or repay to or for the account of Trustor or its creditors any amount theretofore received under this Section 6.4, the amount of such restoration or repayment shall be deemed to be an Obligation so as to place Beneficiary in the same position it would have been in had such amount never been received by Beneficiary.

     6.5  ADDITIONAL SECURITY.  If
Beneficiary at any time shall have a security interest in any property other than the Trust
Property securing any of the Obligations, Beneficiary may enforce the terms of this Deed of Trust with respect to the Trust
Property, at its option, either before, after or concurrently with the exercise of remedies as to such other security or before or after a sale is made of such other security, and may, to the extent permitted by applicable
Law, apply the proceeds derived from any such enforcement to the Obligations without affecting the status of or waiving any right to exhaust all or any other security, including the Trust Property, and without waiving any breach or Event of Default or any right or power whether exercised under the Arizona Loan Documents, contained in the Arizona Loan Documents or provided for in respect of any such other security.

     6.6  WAIVER OF RIGHT OF REDEMPTION AND
OTHER RIGHTS. To the extent permitted by applicable Laws, Trustor hereby:

          (a)  expressly waives all benefits
that might accrue to the Trustor by virtue of any present or future moratorium laws exempting the Trust Property, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on any Arizona Loan Document or in any action to foreclose this Deed of Trust, exemption from civil process, or extension of time for payment;

          (b)  expressly waives and releases
any right to have the Trust Property
marshalled;

          (c)  if this Deed of Trust is
foreclosed at Beneficiary's election as a mortgage on real property, expressly waives any and all rights of redemption from sale under any order or judgment of foreclosure of the lien of this Deed of Trust on behalf of Trustor and each and every person acquiring any interest in or title to the Trust
Property subsequent to the date of this Deed of Trust and on behalf of any other persons;
and

          (d)  expressly waives any and all
rights it may have to
require that the Trust Property be sold as separate tracts or units in the event of a foreclosure sale.

     6.7  [Intentionally Deleted]

     6.8  FAIR MARKET VALUE FOR CALCULATING
DEFICIENCIES. The following shall be the basis for the finder of fact's determination of the fair market value of the Trust
Property as of the date of foreclosure
pursuant to the provisions of this Deed of
Trust:

          (a)  The Trust Property shall be
valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation either that
Improvements will be constructed on the above described Property or any Improvements previously constructed or started thereon will be repaired in any manner or completed as applicable before a resale of the Trust
Property after foreclosure;

          (b)  The valuation shall be based
upon an assumption that the foreclosure
purchaser desires a prompt resale of the Trust Property for cash promptly (but no later than twelve months) following the foreclosure sale;

          (c)  All reasonable closing costs
customarily borne by the seller in a
commercial real estate transaction shall be deducted from the gross fair market value of the Trust Property, including, without limitation, brokerage commissions, title insurance, a survey of the Trust Property, tax prorations, attorney's fees, and marketing costs;

          (d)  The gross fair market value of
the Trust Property shall be further
discounted to account for any estimated
holding costs associated with maintaining the Trust Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in subsection (c) above), and other maintenance expenses;

          (e)  Any expert opinion testimony
given or considered in connection with a determination of the fair market value of the Trust Property must be given by persons having at least five (5) years experience in appraising property similar to the Trust
Property and who have conducted and prepared a complete written appraisal of the Trust
Property taking into consideration the
factors set forth above.

     6.9  REINSTATEMENT.  Trustor's statutory
rights of reinstatement, if any, under
applicable Law are expressly conditioned upon Trustor's payment of all sums required under applicable Law and performance of all required acts under applicable Law and the Arizona Loan Documents.

     6.10  DEFICIENCY PERIOD.  Trustor hereby
agrees that the period of time within which to commence an action to recover a deficiency shall be 90 days after the date of the last trustee sale or other foreclosure sale of the last deed of trust or mortgage executed and delivered pursuant to the Loan Agreement, regardless of the location of such trust property or other real property collateral.

     6.11  NO IMPAIRMENT.  The parties intend
by this Deed of Trust that any action by the Trustee or Beneficiary to enforce any of its rights or remedies under this Deed of Trust
(whether by exercise of the private power of sale, judicial foreclosure or otherwise) will not in any way impair any of Beneficiary's rights or remedies under the Loan Agreement or any other deed of trust or mortgage executed and delivered pursuant to the Loan
Agreement, regardless of the location of such trust property or other real property collateral.

     6.12  REMEDIES CUMULATIVE.  No remedy
conferred upon or reserved to the Beneficiary by this Deed of Trust, any other security document or any Arizona Loan Document is intended to be exclusive of any other remedy provided or permitted by any security agreement, any other Arizona Loan Document or by applicable Law, but, subject to applicable
Law, each shall be cumulative and shall be in addition to every other remedy so provided or permitted. Every power or remedy given by this Deed of Trust, any other security document or any other Arizona Loan Document to Beneficiary or to which it may be otherwise entitled may be exercised concurrently or independently, from time to time, and as often as may be deemed expedient by Beneficiary, and Beneficiary (through the Trustee or otherwise) may pursue inconsistent remedies.

     6.13  SURETYSHIP WAIVERS.  To the extent
Arizona law is deemed or found to apply as to any matter, any Trustor that has signed this Deed of Trust or any other Arizona Loan
Document as a surety or accommodation party, or that has guaranteed the payment of the Note or that has subjected its property to this Deed of Trust to secure the Indebtedness of another, hereby expressly waives to the fullest extent permitted by law any and all benefits and defenses under the provisions of Ariz. Rev. Stat. Sections 12-1641 through
12-1644, Section 44-142, Section 47-3605 and
Rules of Civil Procedure, Rule 17(f), and any other statutes or rules now or hereafter in effect that purport to confer specific rights upon or make specific defenses and procedures available to Trustor, and waives any defense arising by reason of any disability or other defense of Trustor or by reason of the cessation from any cause whatsoever of the liability of Trustor.

     6.14  ATTORNEY-IN-FACT.  Upon the
occurrence and during the continuance of an Event of Default Trustor hereby appoints
Beneficiary attorney-in-fact of Trustor to take any action and execute any instruments that Trustor is obligated, or has covenanted and agreed under the Arizona Loan Documents to take or execute, which appointment is irrevocable and coupled with an interest.
Beneficiary agrees to notify Trustor of any actions taken under this Section 6.14 and, to the extent reasonable and practicable under the circumstances, to afford Trustor the opportunity to take such action hereunder.



Article 7

                                MISCELLANEOUS


     7.1  PERFORMANCE AT TRUSTOR'S EXPENSE.
Except as expressly provided herein or in the other Arizona Loan Documents to the contrary, no portion of the cost and expense of performing or complying with any of the obligations imposed on Trustor by this Deed of Trust shall be borne by Beneficiary or Trustee, and no portion of such cost and expense shall be, in any way or to any extent, credited against the aggregate amounts payable by Trustor under the Note or pursuant to any other Arizona Loan Document.

     7.2  BENEFICIARY'S RIGHT TO PERFORM THE
OBLIGATIONS. If Trustor shall fail or refuse to duly and punctually make any payment or to perform, observe, or comply with any of its warranties, covenants and agreements under this Deed of Trust or the Note, the Loan
Agreement or any other Arizona Loan Document when due or required or within any applicable cure period without waiving or releasing any other right, remedy or recourse Beneficiary may have because of such failure or refusal, then, prior to or after a Default if such matter could, in Beneficiary's judgment, result in loss or damage to life or property, and any time after an Event of Default, Beneficiary may (but shall not be obligated to) make such payment or perform such term, provision, condition, covenant or agreement or cure any such default or Event of Default for the account of and at the expense of Trustor. All sums paid by Beneficiary pursuant to this Section 7.2 and all other sums expended by Beneficiary in respect of which it shall be entitled to indemnity under this Deed of Trust and the other Arizona Loan
Documents, together with interest thereon at the rate established by the Note from the date of such payment or expenditure, shall constitute additions to the Obligations and shall be secured hereby, and Trustor covenants and agrees to pay them to the order of Beneficiary promptly upon demand.
Notwithstanding the foregoing, Trustor shall not be liable to, or indemnify or reimburse
Beneficiary for any sums paid by Beneficiary pursuant to this Section 7.2 which are caused by or a result of the gross negligence or willful misconduct of Beneficiary or its agents, employees, officers or servants.

     7.3  SURVIVAL OF OBLIGATIONS.  Except as
otherwise provided in the Loan Agreement and as provided by applicable Laws, each and all of the Obligations hereby secured shall survive the execution and delivery of this Deed of Trust and the other Arizona Loan Documents, the foreclosure sale or other exercise of remedies hereunder and the consummation of the transactions called for therein and herein.

     7.4  NOTICES.  Except as otherwise
provided herein and as may be otherwise
required by Title 33 of the Arizona Revised
Statutes, all notices and other
communications required under the terms and provisions hereof shall be given in accordance with the Loan Agreement.

     7.5  NO WAIVER; REMEDIES.  Beneficiary
shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights, remedies or privileges hereunder and no waiver shall be valid unless in writing, signed by Beneficiary, and then only to the extent therein set forth. A waiver by Beneficiary of any right, remedy or privilege hereunder on any one occasion shall not be construed as a bar to any right, remedy or privilege which Beneficiary would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Beneficiary any right, power or privilege hereunder or under the other
Arizona Loan Documents shall be deemed a waiver of any default or acquiescence therein or shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All rights and remedies existing hereunder are cumulative and not exclusive of each other and any rights or remedies otherwise available, and Beneficiary's single or partial exercise of any right, remedy, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

     7.6  COVENANTS RUNNING WITH THE LAND.
All of the provisions hereof are intended by the parties to be, and shall be construed as, covenants running with the Trust Property until such Trust Property has been released from the lien of this Deed of Trust.

     7.7  FURTHER ASSURANCES.  Trustor shall
execute, acknowledge, record and/or file such further statements, documents, agreements,
Commercial Code financing and continuation statements and such other instruments and do such further acts as Beneficiary may reasonably request as necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other
Arizona Loan Documents, subject to the lien of this Deed of Trust any property intended by the terms hereof or of the other Arizona
Loan Documents to be subject thereto,
including, without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the Trust
Property. Beneficiary shall be permitted to inspect the Trust Property in accordance with the terms of the Loan Agreement.

     7.8  SEVERABILITY.  This Deed of Trust
is intended to be performed in accordance with, and only to the extent permitted by, applicable Laws. If any term or provision of this Deed of Trust or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid, illegal or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid, illegal or unenforceable.

     7.9  ENTIRE AGREEMENT AND MODIFICATION.
This Deed of Trust, the Note, the Loan
Agreement and the other Arizona Loan
Documents constitute the entire agreement and reasonable expectations among the parties pertaining to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection herewith or therewith except to the extent expressly incorporated or specifically referred to herein or therein. The terms of this Deed of Trust shall not be altered, modified, amended or supplemented in any manner except by a written instrument signed by the Trustor and Beneficiary.

     7.10  LIMITATION ON BENEFICIARY'S
RESPONSIBILITY. No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Trust Property upon Beneficiary, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Trust Property by the tenants or any other parties, or for any dangerous or defective condition of the Trust
Property, or for any negligence in the
management, upkeep, repair or control of the Trust Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Beneficiary a
"mortgagee in possession" absent the actual taking of possession of the Trust Property by Beneficiary. The foregoing will not limit
Beneficiary's liability, if any, for gross negligence or willful misconduct.

     7.11  HOLD HARMLESS.  Beneficiary and
Trustee shall not be obligated to perform or discharge, and undertake hereby neither to perform nor to discharge, any obligation, duty or liability with respect to the Trust
Property or the Leases solely by reason of this Deed of Trust or the other Arizona Loan
Documents. Trustor shall and does hereby agree to defend, indemnify and hold harmless
Beneficiary and Trustee from and against any and all claims, losses, expenses, taxes, damages and liabilities (including, without limitation, all expenses and reasonable attorneys' fees) which may arise or be incurred or accrue in connection with the Trust Property (including Leases) or in connection with an obligation of Trustor with respect to the Trust Property, except, in each case, to the extent incurred as a result of the gross negligence or willful misconduct of Beneficiary or Trustee, or of their respective agents, employees, officers or servants, as the case may be. Should
Beneficiary or Trustee, as the case may be, incur any such claim, loss, expense, tax, damage or liability, the amount thereof, including all expenses and reasonable attorneys' fees and reasonable costs and expenses associated with actions taken by Beneficiary or Trustee, as the case may be, in defense thereof, or otherwise in protecting its interests hereunder, shall constitute additions to the Obligations and shall be secured hereby, and Trustor covenants and agrees to pay them to the order of Beneficiary or Trustee, as the case may be, promptly upon demand.

     7.12  MARSHALLING; PAYMENTS SET ASIDE.
Beneficiary shall not be under any obligation to marshall any assets in favor of Trustor or any other party or against or in payment of any or all of the Obligations hereby secured.
To the extent that Trustor makes a payment or payments to Beneficiary or Beneficiary enforces its encumbrances or exercises any rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all such encumbrances and rights and remedies therefor, shall be revived and continue in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7.13  FUTURE ADVANCES.  This Deed of
Trust shall secure not only existing
Indebtedness and Obligations, but also such future advances, whether such advances are obligatory or are to be made at the option of Beneficiary, or otherwise, as are made by Beneficiary to or for the benefit of Trustor or the Trust Property, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust.
Nothing in this Deed of Trust shall be deemed an obligation on the part of the Beneficiary to make any further advances except such advances as may be specifically provided for in, and subject to the terms and conditions of, the Loan Agreement.

     7.14  ABSOLUTE LIEN.  The Trustor
acknowledges that this Deed of Trust and the
other Arizona Loan Documents and those
documents required by the Arizona Loan
Documents together secure the Obligations.
The Trustor agrees that the lien of this Deed
of Trust and all Obligations of the Trustor
hereunder shall be absolute and unconditional
and shall not in any manner be affected or
impaired by:

          (a)  any lack of validity or
enforceability of the Loan Agreement or any other Arizona Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing;

          (b)any acceptance by the
Beneficiary of any security for or guarantees of any of the Indebtedness hereby secured;

          (c)  any failure, neglect or
omission on the part of the Beneficiary to realize upon or protect any of the Indebtedness hereby secured or any collateral security therefor, including the Arizona Loan
Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Trustor in respect of the Obligations or this Deed of Trust (other than the indefeasible payment in full in United States Dollars of all the Obligations hereby secured);

          (d)any change in the time, manner
or place of payment of, or in any other term of, all or any of the Obligations;

          (e)  any release (except as to the
property released), Sale, pledge, surrender, compromise, settlement, nonperfection, renewal, extension, indulgence, alteration, exchange, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor;

          (f)  any amendment or waiver of or
any consent to any departure from the Loan
Agreement or any other Arizona Loan Document or of any guaranty thereof and the Beneficiary (through the Trustee or otherwise) may in its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Arizona Loan Documents without first exercising or enforcing any of its rights and remedies hereunder; and

          (g)  any exercise of the rights or
remedies of the Beneficiary (through the Trustee or otherwise) hereunder or under any or all of the Arizona Loan Documents.

The Trustor specifically consents and agrees that the Beneficiary (through the Trustee or otherwise) may exercise its rights and remedies hereunder and under the other
Arizona Loan Documents separately or
concurrently and in any order that the
Beneficiary may deem appropriate.

     7.15  ASSIGNEES.  Trustor may not assign
its rights and obligations under this Deed of Trust. Trustor hereby acknowledges and agrees that Beneficiary may assign this Deed of Trust. Subject to the foregoing, this Deed of Trust shall be binding upon, and shall inure to the benefit of, Trustor and Beneficiary and their respective successors and assigns.

     7.16  NO MERGER OF ESTATES.  There shall
be no merger of the lien, security interest or other estate or interest created by this Deed of Trust with the fee estate, easement rights, or any other rights or interests in the Trust Property by reason of any such interest created by this Deed of Trust being held, directly or indirectly, by or for the account of any person who shall own the fee estate or any other interest in the Trust
Property. No such merger shall occur unless and until all persons at the time having such concurrent interests shall join in a written instrument expressly specifying such merger, and such instrument shall be duly recorded.

     7.17  CONDEMNATION AND CASUALTY; TAXES.
The Loan Agreement shall control in the event of condemnation or casualty of all or any part of the Trust Property. Trustor shall pay all taxes and assessments on the Trust
Property in accordance with the Loan
Agreement.

     7.18  DISCLOSURE.  Trustor hereby agrees
that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Trustor or any guarantor of the Obligations secured hereby, or to the Trust
Property, may be exhibited to and retained by
(i) any bona fide prospective or actual
purchaser of the Note or any interest
therein, provided that such purchaser agrees to keep such information confidential or (ii) any title company proposing to issue or issuing a policy of title insurance to Beneficiary in connection with this Deed of Trust; provided, however, Trustor shall have no liability with respect to any information contained therein not prepared by Trustor except as may otherwise be provided under the Loan Agreement.

     7.19  THE TRUSTEE.

          (a)  HOLDING OF TITLE.  Trustee
holds title under this Deed of Trust for the benefit of Beneficiary in accordance with the provisions of Ariz. Rev. Stat. 33-801, et seq.

          (b)  SUBSTITUTE TRUSTEE.  Trustee
may be removed at any time with or without cause by Beneficiary in accordance with applicable Law. All references herein to "Trustee" shall be deemed to refer to Trustee
(including any successor or substitute
appointed and designated as herein provided) from time to time acting hereunder.

          (c)  TRUSTEE'S RECEIPT OF FUNDS.
All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall not be commingled with any other moneys.

          (d)  TRUSTEE'S FEES.  Trustor shall
pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder.

     7.20  ARBITRATION.

          (a)  To the maximum extent not
prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to the Obligations, this Deed of Trust or the other Arizona Loan

Documents or any transaction provided for therein, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in this Deed of Trust or any of the Arizona Loan Documents shall, at the request of any party to the Obligations, this Deed of Trust or any of the other Arizona Loan
Documents (either before, concurrently with or after the commencement of judicial proceedings), be settled by arbitration pursuant to Title 9 of the United States
Code, which the parties hereto acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial
Arbitration Rules of the American Arbitration
Association (the "AAA").  If Title 9 of the
United States Code is inapplicable to any such claim, dispute or controversy for any reason, such arbitration shall be conducted in accordance with the Commercial Arbitration
Rules of the AAA. In any such arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1 million or less, or by a panel of three
(3) arbitrators if the amount in controversy is over $1 million. All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA
Commercial Arbitration Rules and each
arbitrator will have AAA-acknowledged
expertise in the appropriate subject matter.
Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

          (b)  If any party to this Deed of
Trust or any other Arizona Loan Documents files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section 7.20 of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding made within sixty (60) days of the initiation of such proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this
Section 7.20.

          (c)  Notwithstanding any of the
foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) the Obligations, this Deed of Trust or any of the other
Arizona Loan Documents, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies or
(v) allow discovery of attorney/client
privileged information.  The Commercial
Arbitration Rules of the AAA are hereby
modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to the Obligations, this Deed of Trust or any of the other Arizona Loan
Documents. The parties further agree to waive, each to each other, any claims for punitive damages, and agree that neither an arbitrator nor any court shall have the power to assess punitive damages.

          (d)  No provision of, or the
exercise of any rights under, this
Section 7.20 shall limit or impair the right of any party to this Deed of Trust or the other Arizona Loan Documents before, during or after any arbitration proceeding to:
(i) exercise self-help remedies such as
setoff or repossession; (ii) foreclose
(judicially, nonjudicially or otherwise) any lien on or security interest in any real or personal property collateral; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of collateral securing any indebtedness, obligation or guaranty referenced in the Arizona Loan Documents. Such emergency relief may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

          (e)  In the event arbitration is
prohibited by law with respect hereto, any actions or proceedings with respect to the Note, the Obligations, the Loan Agreement, this Deed of Trust or the other Arizona Loan
Documents may be instituted in the courts of the State of Texas, the United States
District Court for the Southern District of
Texas, or elsewhere to the extent that
jurisdiction shall exist apart from the
provisions of this Section, as the
Beneficiary may elect, and by execution and delivery of this Agreement, the Trustor irrevocably and unconditionally submits to the nonexclusive jurisdiction (both subject matter and personal) of each such court, and irrevocably and unconditionally waives
(i) any objection the Trustor may now or hereafter have to the laying of venue in any of such courts, and (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. Court proceedings may be instituted in the courts of the State of Arizona and the United States District Court for the District of Arizona for the limited purposes of the foreclosure or execution upon any lien or security interest in the Trust Property granted hereunder, as Beneficiary may elect;
or for the enforcement of any arbitration award or court order entered by a Texas
District Court or a United States District
Court for the Southern District of Texas.

     7.21  TIME.  Time is of the essence for
each provision of this Deed of Trust.

     7.22  CONSTRUCTION MORTGAGE.  This Deed
of Trust is entitled to the benefits of Ariz.
Rev. Stat. 47-9313(F).  The proceeds of the
Obligations secured by this Deed of Trust are to be used by Trustor for the purpose of acquiring title to the Property and funding the acquisition, construction and improvement of the Fixtures, Equipment and other
Improvements, or refinancing such secured obligations.

     7.23  GOVERNING LAW.  This Deed of Trust
shall be governed by and construed in
accordance with the laws of the State of Texas and the applicable laws of the United
States of America, without regard to the conflicts of laws principles thereof. This
Deed of Trust has been entered into in Harris
County, Texas, and it shall be performable for all purposes in Harris County, Texas.
Courts within the State of Texas shall have jurisdiction over any and all disputes between Trustor and Beneficiary, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Deed of Trust or any other
Arizona Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.
Notwithstanding the foregoing, the laws of the State of Arizona shall govern the perfection of any lien or security interest in Trust Property granted hereunder and the foreclosure or execution upon any lien or security interest in such Trust Property.

     7.24  WAIVER OF JURY TRIAL.  Trustor and
Beneficiary by its acceptance of this Deed of Trust hereby expressly waive any right to a trial by jury in any action or legal proceeding arising out of or relating to this Deed of Trust or any other Arizona Loan
Document or the transactions contemplated hereby or thereby.

     7.25  FORECLOSURE REMEDIES.  If an Event
of Default shall occur, Beneficiary may
elect, in addition to exercising any and all other rights, remedies and recourses set forth or referred to herein to proceed in the manner set forth in Arizona Revised Statutes
Section 47-9501(D) relating to the procedure to be followed when a security agreement covers both real and personal property.

     THIS DEED OF TRUST SHALL REMAIN IN FULL
FORCE AND EFFECT AS TO ANY SUBSEQUENT FUTURE
ADVANCES MADE AFTER THE DATE HEREOF WITHOUT
LOSS OF PRIORITY UNTIL THE OBLIGATIONS ARE
PAID IN FULL AND SATISFIED AND THE LOAN
AGREEMENT AND ALL OTHER ARIZONA LOAN
DOCUMENTS BETWEEN BENEFICIARY AND TRUSTOR FOR
FURTHER ADVANCES HAVE BEEN TERMINATED IN
WRITING AND THIS DEED OF TRUST IS RELEASED OF
RECORD.

     NOTE:  THIS DEED OF TRUST SECURES, INTER
ALIA, OBLIGATIONS WHICH PROVIDE FOR A
VARIABLE RATE OF INTEREST (AS DESCRIBED IN
THE NOTE AND LOAN AGREEMENT).


                    [EXECUTION PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Deed of Trust
has been duly executed by the Trustor as of the day and year first above written.

Witness:                            EMERITUS
CORPORATION, a

Washington corporation


/s/  Lorri C. Savage          By: /s/ Kelly
J. Price
--------------------------
---------------------------------------
 Lorri C. Savage
Kelly Price
                    Its:  Director of
Finance, Chief Financial

Officer and Secretary




STATE OF WASHINGTON

COUNTY OF KING


     The foregoing instrument was
acknowledged before me this 28 day of
December, 1996, by Kelly Price, the Director of Finance, Chief Financial Officer and
Secretary of Emeritus Corporation, a
Washington corporation, on behalf of the corporation.

(Seal and Expiration Date)

               /s/ Shanda M. Jancek
                                          ---
----------------------

Shanda M. Jancek

Notary Public in and for the State of

Washington.  Residing at SeaHlp

My commission expires 8-2-97